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                                                                    EXHIBIT 99.5

                             STOCKHOLDERS AGREEMENT

         THIS STOCKHOLDERS AGREEMENT (this "Agreement"), made as of this 18th day of June, 2002, by and among PRACTICEWORKS, INC., a Delaware corporation ("PracticeWorks"), GREGORY A. JONES ("Jones"), RYKER DENTAL OF KENTUCKY D/B/A/ ZILA DENTAL SUPPLY, a Kentucky corporation (together with any successor in interest, "Zila") (Jones, PracticeWorks and Zila being referred to hereinafter collectively as the "Stockholders" and singularly as a "Stockholder") and PRACTICEWARES, INC., a Delaware corporation (the "Company").

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, PracticeWorks currently owns in the aggregate two million four hundred ninety-eight thousand four hundred thirty-seven (2,498,437) shares of the Company's common stock, $.001 par value per share (the "Common Stock");

         WHEREAS, Company, PracticeWorks, Zila and Jones have entered into that certain Fourth Extension and Modification Agreement dated as of June 6, 2002 (the "Modification Agreement");

         WHEREAS, Zila currently owns two million four hundred ninety-eight thousand four hundred thirty-seven (2,498,437) shares of Common Stock (the shares of Common Stock and any other Securities owned by Zila or Zila's successor in ownership thereof are hereinafter referred to as "Zila Securities");

         WHEREAS, Jones currently owns seven million five hundred one thousand six hundred sixty (7,501,660) shares of Common Stock; and

         WHEREAS, the parties believe it to be in the best interests of the Stockholders and of the Company to insure continuity of harmonious management of the Company, and the good performance thereof, by addressing certain matters relating to the governance of the Company.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, to induce the Company to enter into the Modification Agreement and issue shares of Common Stock to Zila, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged conclusively, the Company and the Stockholders, intending to be legally bound, hereby agree as follows:

1.       OBSERVATION RIGHTS.

         PracticeWorks and Zila shall each have the right to receive notice of all meetings of the Board of Directors and to attend any such meeting as a nonvoting observer for so long as each continues to hold shares of Common Stock representing at least five percent (5%) of the issued and outstanding shares of Common Stock.

2.       GENERAL RESTRICTIONS.

         2.1 Restrictions on Transfers. Except as set forth in (i) the Stock Redemption Agreement, dated as of June 18, 2002, between the Company and Jones and (ii) the Pledge and Irrevocable Proxy Security Agreement, dated June 18, 2002, between PracticeWorks and Jones, the Stockholders shall not make any transfer of any Securities (as defined in Section 5), except as provided in Sections 2 through 7 of this Agreement.
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         2.2      Permitted Transfers. Any transfer of Securities by a
Stockholder (i) which is (1) a partnership to its partners or former partners in accordance with partnership interests; (2) a corporation to its stockholders in accordance with their interest in the corporation; (3) a limited liability company to its members or former members in accordance with their interest in the limited liability company; (ii) to an individual Stockholder's family member or trust for the benefit of an individual Stockholder or such Stockholder's family member; (iii) to any person pursuant to a will or the laws of descent and distribution; or (iv) to any other person by a bona fide gift or bequest is permitted hereunder; provided that in each case such disposition complies with the terms of this Agreement and each transferee agrees in writing at the time of such disposition, in a form satisfactory to the Company, to be bound by the terms of this Agreement as to the same extent as if he, she or it were an original Stockholder hereunder (a "Permitted Transfer"). Subject to the restrictions set forth above, a Permitted Transfer shall not require consent hereunder.

         2.3 Compliance With Laws. Anything in this Agreement to the contrary notwithstanding, no transfer of any Securities otherwise permitted or required by this Agreement shall be made unless such transfer is in compliance with federal and state securities laws, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"). In connection with any transfer or proposed transfer of Securities, if requested by the Company before such transfer, the Stockholder proposing to effect such transfer shall provide to the Company a written opinion of legal counsel which shall be reasonably satisfactory to the Company to the effect that the proposed transfer of the Securities may be effected without registration under the Securities Act and applicable state securities laws.

         2.4 Other Transfers. Anything in this Agreement to the contrary notwithstanding, unless otherwise agreed to in writing by the Company, PracticeWorks and Zila, no transfer of Securities otherwise permitted or required by this Agreement shall be effective unless and until the transferee shall execute and deliver to the Company an agreement in a form satisfactory to the Company in which such transferee agrees in writing to be bound by this Agreement and to observe and comply with this Agreement and with all obligations and restrictions imposed on the Stockholders hereby. Each person to whom a transfer of Securities is permitted by this Agreement who receives a transfer of Securities during the period when this Agreement is in effect, and who so agrees in writing to be bound by the provisions hereof, shall thereafter become a "Stockholder" for all purposes of this Agreement.

         2.5 Void Transfers. Transfers of the Securities may only be made in strict compliance with all applicable provisions of this Agreement. Any purported transfer of the Securities that does not comply with all applicable provisions of this Agreement shall be null and void and of no force or effect, and the Company shall not recognize nor will the Company be bound by any such purported transfer and the Company shall not effect any such purported transfer on its stock transfer books.

         2.6 Definition of Transfer. For purposes of this Agreement, the term "transfer" shall include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of any of the Common Stock.

3.       RIGHT OF FIRST REFUSAL.

         3.1 Company Right of First Refusal. If at any time any Stockholder (the "Seller"), desires (or is required) to transfer any Securities (the "Offered Securities") in any manner to any person (the "Buyer") other than the Company, the Seller shall give written notice to the Company and the Stockholders, describing fully and accurately the proposed sale or transfer, the proposed transferee and


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the proposed transfer price and shall provide a copy of the bona fide offer from the Buyer (the "Transfer Notice"). At any time within the ten (10) day period immediately following receipt of the Transfer Notice, the Company may elect by written notice (the "Company Notice") to the Seller, to acquire all or any portion of the Offered Securities at the same price per share and on the same terms and conditions as involved in such sale or disposition.

         3.2      Stockholder Right of First Refusal.

                  (i) In the event the Company does not elect to purchase all of the Offered Securities available pursuant to its rights under Section 3.1 within the period set forth therein, the Company shall promptly give written notice (the "Second Notice") on or before the expiration of ten (10) days from its receipt of the Transfer Notice to each of the Stockholders (other than the Seller), which notice shall set forth the number of Offered Securities not purchased by the Company and the terms of the Transfer Notice. Each Stockholder shall then have the right, exercisable upon written notice to the Company and the Seller (the "Stockholder Notice") within ten (10) days after receipt of the Second Notice, to purchase its pro rata share of the Offered Securities subject to the Second Notice and on the same terms and conditions as set forth therein. Except as set forth in Section 3.2(iii), the Stockholders who so exercise their rights (the "Participating Stockholders") shall effect the purchase of the Offered Securities, including payment of the purchase price, not more than fifteen (15) days after delivery of the Stockholder Notice, and at such time the Seller shall deliver to the Company, which will in turn promptly deliver to the Participating Stockholders, the certificate(s) representing the Offered Securities to be purchased by the Participating Stockholders, each certificate to be properly endorsed for transfer.

                  (ii) Each Stockholder's pro rata share shall be equal to the product obtained by multiplying (1) the aggregate number of shares of or underlying Offered Securities covered by the Second Notice; and (2) a fraction, the numerator of which is the number of shares of Common Stock, or shares of Common Stock then issuable upon conversion of convertible securities ("Common Stock Equivalents"), owned by the Participating Stockholder at the time of the Transfer and the denominator of which is the total number of shares of Common Stock or Common Stock Equivalents owned by all of the Stockholders at the time of the Transfer.

                  (iii) In the event that not all of the Stockholders elect to purchase their pro rata share of the Offered Securities available pursuant to their rights under Section 3.2(i) within the time period set forth therein, then the Company shall promptly give written notice to each of the Participating Stockholders, which notice shall set forth the number of shares of Offered Securities not purchased by the other Stockholders, and shall offer such Participating Stockholders the right to acquire such unsubscribed Securities from the Seller (the "Overallotment Notice"). Each Participating Stockholder shall have five (5) days after receipt of the Overallotment Notice to deliver a written notice to the Company (the "Participating Stockholders Overallotment Notice") of its election to purchase its pro rata share of the unsubscribed Securities on the same terms and conditions as set forth in the Transfer Notice. For purposes of this Section 3.2(iii) the denominator described in clause (2) of
Section 3.2(ii) above shall be the total number of shares of Common Stock and Common Stock Equivalents owned by all Participating Stockholders at the time of Transfer. The Participating Stockholders shall then effect the purchase of the Offered Securities, including payment of the purchase price, not more than fifteen (15) days after delivery of the Participating Stockholders Overallotment Notice, and at such time, the Seller shall deliver to the Company, which will in turn promptly deliver to the Stockholders, the certificates representing the Offered Securities to be purchased by the Participating Stockholders, each certificate to be properly endorsed for transfer.

         3.3 Stockholder Right to Sell. In the event that the Company and/or the other Stockholders do not elect to purchase all of the Offered Securities, then the Seller may sell to Buyer, subject to


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compliance with Section 6 hereof, the Offered Securities not purchased pursuant to this Section 3 (but not at a lower price or upon more favorable terms than the price and terms offered pursuant to this Section 3) within a one hundred twenty (120) day period beginning from the date the Transfer Notice is delivered to the Company, provided that at the end of such one hundred twenty (120) day period, the Offered Securities, if not sooner sold to the Buyer, shall again be subject to the restrictions of this Section 3; and provided further, that no sale may be made to any buyer that is, or is affiliated with, any competitor of the Company without the prior written consent of the Company except that no consent shall be required in connection with the sale of substantially all of the assets or capital stock of PracticeWorks.

         3.4 Closing of Purchase. The Company shall effect the purchase of the Offered Securities, including payment of the purchase price, not more than ten (10) days after delivery of the Company's Notice, and at such time as the Seller shall deliver to the Company the certificate(s) representing the Offered Securities, each certificate to be properly endorsed for transfer. The certificate(s) representing the Offered Securities to be purchased by the Company and/or the Participating Stockholders shall, prior to the closing of such purchase, be delivered to the Company by the Seller properly endorsed for transfer, free and clear of all claims, liens, security interests, charges, pledges and encumbrances (other than this Agreement), and the Seller shall provide representations and warranties with respect to the title and transfer of such shares as shall be reasonably requested by the Company.

         3.5 Appraisal of Non-Cash Consideration. If the purchase price to be paid by the Buyer includes consideration other than cash, the Company or the other Stockholders shall have the option of electing to have the cash equivalent value of the non-cash consideration determined by the Board in good faith or by a third party appraiser. If the Company or the other Stockholders elects to have the Board make such determination, such determination shall be made by a majority vote of disinterested directors of the Board pursuant to Delaware law. In the event the directors are unable to make such determination or the Company or the other Stockholders has elected to have the cash equivalent value of the non-cash consideration determined by a third party appraiser, the appraiser shall be mutually agreed upon by the Seller and the Company or the other Stockholders (the "Independent Appraiser"). In the event the Company or the other Stockholders, and the Seller are unable to so agree upon the selection of the Independent Appraiser, then the Company or the other Stockholders, and the Seller, shall each, within ten (10) days of the Company or the other Stockholders providing Seller with written notice that each shall select an appraiser, select an appraiser (the "Other Appraiser" and "Seller's Appraiser", respectively) who shall each be a qualified and impartial person with at least five (5) years of experience in appraising the type of matters which they are called on to appraise hereunder. The Other Appraiser and Seller's Appraiser shall jointly name a third appraiser (also referred to as the "Independent Appraiser") similarly qualified, within ten (10) days after their appointment. If the Other Appraiser and the Seller's Appraiser do not agree on the third appraiser within such ten (10) day period, the Company and the other Stockholders shall select the appraiser (also referred to as the "Independent Appraiser") within five (5) days of the expiration of said period, and said Independent Appraiser shall meet the qualification requirements described above.

         The Independent Appraiser shall within thirty (30) days after his or her selection, determine the cash equivalent value of the non-cash consideration described in the Transfer Notice, and shall determine such value as of the date the Transfer Notice was provided to the Company or the other Stockholders and shall forthwith give written notice of his or her determination to the applicable parties. The determination of such value shall be based upon the price that a willing seller would accept and a willing buyer would pay, at arm's-length for the applicable non-cash consideration. Notwithstanding anything to the contrary contained herein, the Company or the other Stockholders and the Seller may at any time agree in writing on the amount of the value of the non-cash consideration without utilizing the services of any appraisers or the Board.


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         Seller shall pay all of the costs, expenses and fees of all of the appraisers in connection with any determination of the Appraised Value hereunder.

4.       RIGHT OF FIRST REFUSAL UPON CHANGE OF CONTROL.

         4.1 Grant of Right. During the term of this Agreement, in the event that (i) the Board authorizes the liquidation, dissolution or winding up of the Company (a "Liquidation"); (ii) the Company proposes to enter into any bona fide merger, consolidation or reorganization in which the Company is not the surviving company or in which the stockholders of the Company immediately prior to such proposed merger, consolidation or reorganization would own less than fifty percent (50%) of the then-outstanding shares of the Company's capital stock immediately after such proposed merger, consolidation or reorganization (all of the foregoing, collectively referred to as a "Business Combination");
(iii) the Company proposes to enter into any bona fide sale, lease or other disposition of all or substantially all of the Company's assets in one (1) or more related transactions (an "Asset Sale"); or (iv) the holders of a majority of the issued and outstanding Securities, on an as-converted basis propose to sell Securities in any manner pursuant to a bona fide offer from a bona fide third party other than the Company (a "Stock Sale", hereinafter, a Stock Sale, a Business Combination, a Liquidation and an Asset Sale, each referred to as a "Change of Control Event"), the Company shall first give written notice to PracticeWorks, describing fully and accurately the proposed Change of Control Event, the proposed transferee(s) and the proposed transfer price (unless the event shall be a Liquidation) and shall provide a copy of the bona fide offer (unless the event shall be a Liquidation) of the Change of Control Event (the "Change of Control Notice"). At any time within the thirty (30) day period immediately following receipt of the Change of Control Notice, PracticeWorks may elect by written notice to the Stockholders and the Company, to acquire either all of the issued and outstanding Securities held by all Stockholders of the Company, other than PracticeWorks, or all of the assets of the Company.

         4.2 Right to Consummate Change of Control Event. In the event that PracticeWorks does not elect either to purchase all of the Offered Securities pursuant to Section 3.1 or to purchase all of the Securities or substantially all of the assets of the Company (the "Assets") pursuant to Section 4.1, then the Seller(s) or the Company, as the case may be, may consummate the Change of Control Event (but not at a lower price or upon more favorable terms than the price and terms set forth in the Change of Control Notice) within a sixty (60) day period beginning from the date the Change of Control Notice is provided to PracticeWorks, provided that at the end of such sixty (60) day period, the Securities and Assets, if not sooner sold to the proposed acquirer, shall again be subject to the restrictions of this Agreement.

         4.3 Closing of Purchase. The closing of the sale and purchase of the Securities or the Assets elected to be purchased by PracticeWorks pursuant to Section 4.1 above, shall be held at the offices of the Company on a date and at a time chosen by PracticeWorks, no later than sixty (60) days from the date of delivery of the Change of Control Notice to PracticeWorks. The certificate(s) representing the Securities to be purchased by PracticeWorks shall, prior to the close of business on the date specified for the purchase by PracticeWorks, be delivered to PracticeWorks by all of the stockholders of the Company, other than PracticeWorks (the "Selling Stockholders"), properly endorsed for transfer, and the Selling Stockholders shall provide representations, warranties, indemnifications and an escrow for indemnification claims with respect to the transfer of the shares as shall be customary in a transaction of this type, as reasonably requested by PracticeWorks. In the event of a purchase of the Assets by PracticeWorks, the Company shall provide representations, warranties, indemnifications and an escrow for indemnification claims as shall be customary in a transaction of this type, as reasonably requested by PracticeWorks. PracticeWorks shall, concurrently with the receipt of such certificate(s), pay to the Selling Stockholders the purchase price for the Securities being purchased. PracticeWorks shall have the right to structure any purchase of Securities or Assets by PracticeWorks pursuant to this Section 4, as a merger, consolidation, reorganization or other business combination; provided, however, if the Change of


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Control Event described in the Change of Control Notice is a tax-free transaction to the Selling Stockholders, the structure proposed by PracticeWorks may not be taxable unless consented to by a majority of the Selling Stockholders. In any sale of the Assets to PracticeWorks or in the event any sale of the Securities to PracticeWorks under this Section 4 shall be structured as a merger, consolidation, reorganization or other business combination, each Stockholder agrees to approve, vote in favor of, and raise no objections to, such transaction, and each Stockholder agrees to waive any dissenter's rights, appraisal rights or similar rights in connection with such transaction.

         4.4 Purchase Price. The purchase price for the Securities purchased by PracticeWorks in connection with a Business Combination or a Stock Sale, shall on a per share basis, be equal to one hundred percent (100%) of the price per share offered by the proposed acquirer; provided that PracticeWorks shall be required to pay an additional amount equal to up to five percent (5%) of the aggregate purchase price to the proposed acquirer, if necessary. The purchase price for the Assets purchased by PracticeWorks in connection with a Business Combination, a Stock Sale or an Asset Sale shall be the same price as the aggregate price offered by the acquirer in connection with such transaction. The purchase price for the Securities in connection with an Asset Sale shall on a per share basis, is the aggregate purchase price offered for the assets of the Company divided by the number of issued and outstanding Securities. The purchase price for the Securities or the Assets in connection with Liquidation shall be the Appraised Value (as defined in Section 4.5 below).

         4.5 Liquidation Appraisal. In the event of a Liquidation in which PracticeWorks elects to purchase the Securities or the Assets, PracticeWorks and the Company shall have a period of ten (10) days to agree upon the purchase price therefore. In the event PracticeWorks and the Company are unable to reach an agreement thereto, PracticeWorks and the Company shall have five (5) days to reach an agreement upon the selection of an independent appraiser (the "Liquidation Appraiser"). If PracticeWorks and the Company are unable to so agree upon the selection of the Liquidation Appraiser, within such five (5) day period, then PracticeWorks and the Company, shall each, within ten (10) days of the expiration of the aforesaid five (5) day period, select an appraiser ("PracticeWorks' Appraiser" and "Company's Appraiser", respectively) who shall each be a qualified and impartial person with at least five (5) years of experience in appraising the type of matters which they are called on to appraise hereunder. PracticeWorks' Appraiser and Company's Appraiser shall jointly name a third (3rd) appraiser (also referred to as the "Liquidation Appraiser") similarly qualified, within ten (10) days after their appointment. If the PracticeWorks' Appraiser and the Company's Appraiser do not agree on the third (3rd) appraiser within such ten (10) day period, the Company and PracticeWorks shall select the appraiser (also referred to as the "Liquidation Appraiser") within five (5) days of the expiration of said period, and said Liquidation Appraiser shall meet the qualification requirements described above.

         The Liquidation Appraiser shall within thirty (30) days after his or her selection, determine the fair market value of the Assets, and shall determine such value as of the date the Change of Control Notice was provided to PracticeWorks and shall forthwith give written notice of his or her determination to the applicable parties. The determination of the fair market value of the Assets shall be based upon the price that a willing seller would accept and a willing buyer(s) would pay, at arm's-length for the Assets in connection with a liquidation of a company. Notwithstanding anything to the contrary contained herein, PracticeWorks and the Company may at any time agree in writing on the amount of the purchase price to be paid pursuant to Liquidation.

         In the event of a Liquidation in which PracticeWorks has elected a purchase of the Securities under this Section 4.5, the Selling Stockholders and PracticeWorks shall each pay one-half (1/2) of all of the costs, expenses and fees of all of the appraisers in connection with any determination of the fair market value hereunder. In the event of a Liquidation in which PracticeWorks has elected a purchase of the Assets under this Section 4.5, the Company and PracticeWorks shall each pay one-half (1/2) of all of


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the costs, expenses and fees of all of the appraisers in connection with any determination of the fair market value hereunder.

         4.6 Appraisal of Non-Cash Consideration. If the purchase price to be paid by a third party in connection with any Change of Control Event includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by a third party appraiser. The appraiser shall be mutually agreed upon by the Company and PracticeWorks (the "Appraiser"). In the event PracticeWorks and the Company are unable to so agree upon the selection of the Appraiser, then PracticeWorks and the Company, shall each, within ten (10) days of PracticeWorks providing the Company with written notice that each shall select an appraiser, select an appraiser ("PW's Appraiser" and "Company's Appraiser," respectively) who shall each be a qualified and impartial person with at least five (5) years of experience in appraising the type of matters which they are called on to appraise hereunder. PW's Appraiser and the Company's Appraiser shall jointly name a third (3rd) appraiser (also referred to as the "Appraiser") similarly qualified, within ten
(10) days after their appointment. If PW's Appraiser and the Company's Appraiser do not agree on the third (3rd) appraiser within such ten (10) day period, the Company and PracticeWorks shall select the appraiser (also referred to as the "Appraiser") within five (5) days of the expiration of said period, and said Appraiser shall meet the qualification requirements described above.

         The Appraiser shall within thirty (30) days after his or her selection, determine the cash equivalent value of the non-cash consideration proposed to be paid by a third party in connection with a Change of Control Event, and shall determine such value as of the date the Change of Control Notice was provided to PracticeWorks and shall forthwith give written notice of his or her determination to the applicable parties. The determination of such value shall be based upon the price that a willing seller would accept and a willing buyer would pay, at arm's-length for the applicable non-cash consideration. Notwithstanding anything to the contrary contained herein, PracticeWorks and the Company may at any time agree in writing on the amount of the value of the non-cash consideration without utilizing the services of any appraisers.

         In the event PracticeWorks has elected a sale of the Securities under this Section 4 in which an appraisal shall be conducted pursuant to this Section 4.6, the Selling Stockholders and PracticeWorks shall each pay one-half (1/2) of all of the costs, expenses and fees of all of the appraisers in connection with any determination of the value of the non-cash consideration. In the event PracticeWorks has elected a sale of the Assets under this Section 4 in which an appraisal shall be conducted pursuant to this Section 4.6, the Company and PracticeWorks shall each pay one-half (1/2) of all of the costs, expenses and fees of all of the appraisers in connection with any determination of the value of the non-cash consideration.

5.       CALL RIGHT.

         5.1 Grant of Right. For the period beginning on the date hereof and ending on June 18, 2007 (the "Call Option Period"), PracticeWorks shall have the right to acquire all of the Securities of the Company (the "Call Option"). Subject to the inclusion of the liquidation preferences that may be granted pursuant to Section 5.7 hereof, the purchase price for the Call Option (a) if exercised on or before June 18, 2005 (the "Initial Call Option Period"), shall be an amount equal to the greater of: (i) the Call Option Appraised Value (as defined below); and (ii) the sum of (A) the Jones Liquidation Preference (as defined below); plus (B) the Zila Liquidation Preference (as defined below); plus (C) the Option Pool Liquidation Preference (as defined below); and (b) if exercised on or after June 19, 2005 (the "Second Call Option Period"), shall be an amount equal to the Call Option Appraised Value. PracticeWorks' rights under this Call Option may be assigned to an entity (the "PracticeWorks Successor") that acquires substantially all of the capital stock or substantially all of the assets of PracticeWorks. PracticeWorks shall have the right to structure any purchase of Securities pursuant to this Section 5 as a merger, consolidation,


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reorganization or similar business combination, or such other form as may be reasonably agreed to by the parties hereto.

         5.2 Payment of the Purchase Price. Upon PracticeWorks' exercise of the Call Option during the Initial Option Period, (a) Jones, or his successor, shall receive the greater of the Jones Liquidation Preference, and his pro rata share of the Call Option Appraised Value; (b) Zila, or its successor, shall receive the greater of the Zila Liquidation Preference, and its pro rata share of the Call Option Appraised Value; (c) each holder of vested options granted pursuant to the PracticeWares, Inc. 2002 Stock Incentive Plan (the "Plan") shall receive his or her pro rata share of (i) the Option Pool Liquidation Preference based on a total of one million eight hundred seventy-four thousand seven hundred seventy-nine (1,874,779) shares available for issuance pursuant to the exercise of option under the Plan (minus the exercise price of the option); or
(ii) the Call Option Appraised Value (minus the exercise price of the option); and (d) each holder of shares of Common Stock issued pursuant to the exercise of options granted pursuant to the Plan shall receive his or her pro rata share of
(i) the Option Pool Liquidation Preference based on a total of one million eight hundred seventy-four thousand seven hundred seventy-nine (1,874,779) shares available for issuance pursuant to the exercise of options under the Plan; or
(ii) the Call Option Appraised Value. Upon PracticeWorks' exercise of the Call Option during the Second Option Period, (a) Jones shall receive his pro rata share of the Call Option Appraised Value; (b) Zila shall receive its pro rata share of the Call Option Appraised Value; (c) each holder of vested options granted pursuant to the Plan shall receive his or her his pro rata share of the Call Option Appraised Value (minus the exercise price of the option); and (d) each holder of shares of Common Stock issued pursuant to the exercise of options granted pursuant to the Plan shall receive his or her pro rata share of the Call Option Appraised Value.

         5.3 Definitions. For purposes of this Agreement, the terms listed below shall have the following meanings:

                  (a) "Jones Liquidation Preference" means an amount equal to (i) $2,500,000.00; plus (ii) $63,000.00 for each month that passes from the date hereof and ending on the earlier to occur of (A) the date that the Call Option is exercised; or (B) June 18, 2005 (a new month shall pass on the 1st day of each succeeding month).

                  (b) "Zila Liquidation Preference" means an amount equal to $1,000,000.00.

                  (c) "Option Pool Liquidation Preference" means an amount equal to (i) $747,000.00; plus (ii) $19,000.00 for each month that passes from the date hereof and ending on the earlier to occur of (A) the date that the Call Option is exercised; or (B) June 18, 2005 (a new month shall pass on the 1st day of each succeeding month).

                  (d) "Call Option Appraised Value" means the (i) appraised value as determined by the Independent Investment Bank (as defined below); or
(ii) if PracticeWorks selects an investment bank as set forth below, mean between the value of the Company as determined by (A) the Independent Investment Bank; and (B) the PracticeWorks Investment Bank. An independent investment bank shall be selected by the mutual agreement of Zila and the Company, and reasonably approved by PracticeWorks (the "Independent Investment Bank"). In the event that PracticeWorks does not agree with the selection of the Independent Investment Bank, then PracticeWorks may select a different investment bank to conduct a second appraisal, which shall be reasonably approved by the Company (the "PracticeWorks Investment Bank"). The Independent Investment Bank and the PracticeWorks Investment Bank shall within thirty (30) days after their selection, determine the cash value of the Company and shall forthwith give written notice of their determinations to the applicable parties. The cost for the Independent Investment Bank shall be shared evenly between PracticeWorks and the

Company, and the cost of the PracticeWorks Investment Bank, if necessary, shall be borne by PracticeWorks.

                  (e) "Securities" means all of the Company's now and hereafter existing capital and voting stock, options, warrants and other rights to acquire capital or voting stock or other securities of the Company and all securities convertible into any of the foregoing, including, without limitation, Common Stock and any capital stock issued pursuant to Section 5.7. It is the intention of the parties that "Securities" is defined broadly enough that a person who owns all of the Securities owns all possible equity, voting and any other ownership interests in the Company.

         5.4 Notice. At anytime during the Call Option Period, PracticeWorks, or its successor if such right has been assigned pursuant to
Section 4.1 hereof, may elect, by written notice to the Company and the Stockholders, to exercise the Call Option (the "Call Option Notice"). The Call Option Notice shall contain the terms and conditions of the proposed acquisition, including the applicable purchase price as determined pursuant to
Section 4.1 above.

         5.5 Closing of Purchase. The closing of the sale and purchase of the Securities pursuant to the exercise of the Call Option shall be held at the offices of the Company on a date and at a time chosen by PracticeWorks, no later than ninety (90) days from the date of delivery of the Call Option Notice.

         5.6 Approval of Transaction. If PracticeWorks exercises the Call Option, each Stockholder shall approve, vote for, and raise no objections to, the sale of all of the Securities (whether by merger, consolidation, reorganization, combination or otherwise) (an "Approved Sale"). If the Approved Sale is structured as (i) a merger, consolidation, reorganization or similar business combination, each Stockholder will waive any dissenter's rights, appraisal rights or similar rights in connection with such transaction; or (ii) a sale of stock, each Stockholder will agree to sell all of his or its Securities in accordance with the terms and conditions set forth herein. Each Stockholder will take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Company.

         5.7 New Investors. In the event that the Company sells shares of capital stock to any venture capital fund, strategic investor or other independent third-party investor on or after the date hereof, the Stockholders hereby agree to provide such investor a liquidation preference up to an amount
(a) equal to two (2) times the per share investment amount during the first twenty-four (24) months after the investment; and (b) equal to two and 1/2 (2-1/2) times the per share investment amount during the period beginning on the twenty-fifth (25th) month and ending on the thirty-sixth (36th) month.

6.       RIGHT OF CO-SALE.

         6.1 Grant of Right of Co-Sale. In the event that a Stockholder proposes to transfer any shares of Common Stock held by such Stockholder (for purposes of this Section 6, the "Selling Stockholder"), other than in a Permitted Transfer or pursuant to Section 7, to any person or entity, the remaining Stockholders shall have a right of co-sale with respect to any such sale, as further set forth in this Section 6 (the "Right of Co-Sale").

         6.2 Exercise of the Right of Co-Sale. The Selling Stockholder shall give the remaining Stockholders a notice (for purposes of this Section 6, the "Co-Sale Notice") describing fully the proposed transfer, including the number of Securities, proposed to be transferred, the proposed transferee and the proposed transfer price, and each remaining Stockholder shall have the Right of Co-Sale with respect to the Securities proposed to be transferred by the Selling Stockholder, exercisable within the ten (10) day period immediately following the delivery of the Co-Sale Notice to the remaining Stockholders (for purposes of this Section 6, the "Co-Sale Period"). The Right of Co-Sale shall entitle each remaining Stockholder to sell a portion of the shares of Common Stock held by it to the proposed transferee named in the Co-Sale Notice at the price per share set forth in the Co-Sale Notice by delivering to the Selling Stockholder and the Company notice of such election within the Co-Sale Period (the "Election Notice"). Each remaining Stockholder shall have the Right of Co-Sale provided herein with respect to a percentage of the aggregate number of Shares held by the Selling Stockholder proposed to be sold equal to the ratio of
(i) the number of shares of Common Stock actually held by each remaining Stockholder to (ii) the total number of issued and outstanding shares of Common Stock (such stock that may be sold by such remaining Stockholder hereafter referred to as the "Co-Sale Stock").

         6.3 Closing of Sales. Any sale of Co-Sale Stock shall be consummated pursuant to Section 3.3 hereof along with the closing of the sale of Offered Securities thereunder.

7.       PURCHASE OPTION.

         PracticeWorks and, if PracticeWorks chooses not to exercise its rights hereunder in whole or in part, then the Company, to the extent PracticeWorks has not exercised its rights, each shall have the right to purchase the Zila Securities in accordance with the following terms:

         7.1      Price. The price for the Zila Securities shall be as follows:
(i) for any sale for which notice is delivered to the holder of the Zila Securities on or prior to the third anniversary date of this Agreement, the price shall be the greater of $1,000,000.00 and the Fair Market Value (as defined below) of the Zila Securities; and (ii) for any sale for which notice is delivered to the holder of the Zila Securities after the third anniversary date of this Agreement, the price shall be the Fair Market Value. The fair market value (the "Fair Market Value") of the Zila Securities at any time shall be determined as follows: if the Common Stock is traded in a public market, the Fair Market Value of the Zila Securities shall be the closing price of the Common Stock reported for the business day immediately before PracticeWorks or the Company delivers its notice of exercise to the holder of the Zila Securities. If the Zila Securities or other shares of Common Stock are not traded in a public market, the Board of Directors of the Company shall determine Fair Market Value in its reasonable, good faith judgment. The foregoing notwithstanding, if Zila or PracticeWorks, as the case may be, advises the Board of Directors of the Company in writing that Zila or PracticeWorks, as the case may be, disagrees with such determination, then PracticeWorks or the Company, as their interests appear, and Zila shall endeavor to agree upon the Fair Market Value within ten (10) days, provided that if they fail to do so, they shall promptly thereafter agree upon a reputable investment-banking firm to undertake such valuation. The decision of the investment-banking firm as to the Fair Market Value shall be binding upon the parties. PracticeWorks or the Company, as the case may be, shall pay all fees and expenses of such investment-banking firm.

         7.2 Notice. To exercise its purchase rights hereunder, PracticeWorks and the Company shall provide written notice to Zila of its intent to purchase the Zila Securities within ten (10) days after delivery of said notice. If for any reason PracticeWorks or the Company fails to consummate the sale of the Zila Securities within the required ten (10) day period, then PracticeWorks or the Company, as the case may be, shall immediately reimburse Zila for all out-of-pocket costs reasonably incurred by Zila in connection with its efforts to consummate such sale.

         7.3 Payment Terms. PracticeWorks or the Company, as the case may be, shall pay the entire purchase price in immediately available funds pursuant to a wire transfer, by cashier's check or money order concurrently with the transfer of the Zila Securities. Payment of the purchase price shall be made directly to Zila.

8.       NEGATIVE COVENANTS.

         The Company and the Stockholders agree that the following actions shall not be taken by the Company or any subsidiary of the Company without the prior written approval of PracticeWorks and Zila, which may be granted, denied or conditioned, in its sole discretion: (a) the issuance of any security senior to the Common Stock or the alteration of any of the rights, preferences or privileges of the Common Stock; (b) the declaration or payment of any dividend or other distribution; (c) the repurchase of any Company securities other than from (i) employees, consultants and directors of the Company or any of its subsidiaries at cost in connection with the termination of such person's service to the Company; (ii) Jones pursuant to the Stock Transfer Agreement dated as of the date hereof between the Company and Jones, (iii) Jones pursuant to the Stock Redemption Agreement dated as of the date hereof between the Company and Jones, or (iv) Zila pursuant to the Subscription Agreement dated as of the date hereof between the Company and Zila; (d) any amendment to the Certificate of Incorporation or Bylaws of the Company or any subsidiary; or (e) acquisitions or dispositions by the Company of assets with an aggregate fair market value greater than 20% of the fair market value of the total assets of the Company (before giving effect to such acquisition or disposition).

9.       COVENANTS.

         9.1 Issuance of Stock. The Company agrees that the Company shall not issue any shares of the Company's capital stock unless, as a condition thereto, the recipient thereof, is or becomes a party to this Agreement at such time of issuance. The Company agrees that the Company shall not grant any options, warrants, convertible securities or similar rights for the purchase of shares of the Company's capital stock hereafter to any person or entity unless, as a condition to exercise or conversion thereof, and prior to issuing any shares of capital stock to any such recipient thereof, such recipient is or becomes a party to this Agreement at the time of issuance of any such shares of capital stock of the Company.

         9.2 Capital Stock Equivalents Termination. The Company agrees that it will not issue any stock options, warrants, convertible debentures, rights to acquire capital stock of the Company, or any other agreement or instrument that allows any person or entity to exercise a right to acquire shares of capital stock of the Company or to convert into shares of capital stock of the Company, without such agreement, document or instrument providing that all rights thereunder will terminate, within fifteen (15) days of PracticeWorks electing to exercise its rights under Sections 4 or 5 hereunder.

10.      INFORMATION RIGHTS.

         10.1 Delivery of Financial Statements. As long as PracticeWorks or Zila shall own any shares of Common Stock, the Company shall deliver to PracticeWorks or Zila, as the case may be:

                  (i) As soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company beginning with fiscal year ending September 30, 2002, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with GAAP, and audited and certified by a reputable national accounting firm selected by the Board;

                  (ii) As soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows and summary of bookings for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

                  (iii) As soon as practicable, but in any event within thirty (30) days after the end of each month of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows and summary of bookings for such fiscal month and an unaudited balance sheet as of the end of such month;

                  (iv) As soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year prepared on a monthly basis, including balance sheets and sources of applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

                  (v) With respect to the financial statements called for in subsections (ii) and (iii) of this Section 10.1, an instrument executed by the Chief Financial Officer or President or Chief Executive Officer of the Company certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified in all material respects, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board determines that it is in the best interest of the Company to do so; and

                  (vi) Such other information relating to the financial condition, business, prospects or corporate affairs of the Company as may, from time to time, reasonably request, including, without limitation, any information (or consent) that PracticeWorks may need to fulfill its respective obligations under applicable federal and state securities laws.

         10.2 Inspection. As long as PracticeWorks or Zila shall own any shares of Common Stock, the Company shall permit PracticeWorks or Zila, at their expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by PracticeWorks or Zila upon reasonable prior notice.

11.      MISCELLANEOUS.

         11.1 Legends. All certificates representing any shares of capital stock of the Company subject to the provisions of this Agreement shall have endorsed thereon legends substantially as follows:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A CERTAIN STOCKHOLDERS' AGREEMENT DATED JUNE ___, 2002, TO WHICH THE REGISTERED HOLDER, OR HIS OR ITS PREDECESSOR IN INTEREST, IS A PARTY, WHICH AGREEMENT PROVIDES FOR CERTAIN VOTING RIGHTS AND OBLIGATIONS OF SALE AND PURCHASE. SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THIS COMPANY AND AFFECTS THE TRANSFERABILITY OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

         11.2 Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. Each Stockholder agrees, upon the written request of the Company or any Stockholder, to issue promptly an estoppel certificate to the Company, any entity or person designated by the Company, or the requesting Stockholder as to facts reasonably required by any such entity or person pertaining to the rights and obligations of the respective parties under this Agreement.

         11.3 Amendment of Existing Agreements. By executing this Agreement, each Stockholder hereby consents to all of the provisions of this Agreement and the granting of all rights hereunder, and each Stockholder and the Company hereby agree that any warrant, option, "stockholders agreement," "voting agreement," proxy or similar agreement or arrangement relating to the Company or the securities of the Company to which such Stockholder or the Company is a party or by which such Stockholder or the Company may be bound, to the extent that the terms of any such agreement or arrangement are inconsistent with the terms of this Agreement, are hereby amended to the extent necessary to give full effect to the terms of this Agreement.

         11.4 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated orally, except by a written instrument signed by the Company, PracticeWorks, Zila and the holders of a majority of the then outstanding Securities, with all classes of capital stock voting as a single class, on an as-converted basis.

         11.5 Termination. Unless provisions of this Agreement are earlier terminated pursuant to their terms, this Agreement shall terminate and shall be of no further force or effect upon the earliest to occur of (i) the passage of twenty (20) years; (ii) the written consent of PracticeWorks, Zila, the Company and the holders of a majority of the then outstanding Securities voting as a single class, on an as-converted basis; and (iii) the occurrence of a Qualified Initial Public Offering (as defined below).

         11.6 Power of Attorney. In the event a Stockholder (a "Defaulting Stockholder") fails or refuses to execute, acknowledge and deliver such instruments, or cause the same to be done, as shall be required to effectuate the closing of the sale of such Defaulting Stockholder's Securities in accordance with the provisions of this Agreement, any officer of the Company or the Stockholders entitled to purchase such Securities (the "Purchasing Stockholders"), as the case may be, may execute, acknowledge and deliver such documents for, on behalf of and in the stead of such Defaulting Stockholder, and such execution, acknowledgment and delivery by an officer of the Company or the Purchasing Stockholders, as the case may be, shall be for all purposes effective against and binding upon such Defaulting Stockholder as though such execution, acknowledgment and delivery had been by such Defaulting Stockholder. Such Defaulting Stockholder does hereby irrevocably constitute and appoint each officer of the Company or the Purchasing Stockholders, as the case may be, as the true and lawful attorney in fact of such Defaulting Stockholder and his successors and assigns, in the name, place and stead of such Defaulting Stockholder or his successors or assigns, as the case may be, to execute, acknowledge and deliver such transfers and other documents contemplated herein. It is expressly understood, intended and agreed by such Defaulting Stockholder, for such Defaulting Stockholder and his successors and assigns, that the grant of the power of attorney to the officers of the Company or the Purchasing Stockholders, as the case may be, pursuant to this Section 11.6 is coupled with an interest, is irrevocable and shall survive the death, termination or legal incompetence of such Defaulting Stockholder, as the case may be, or the assignment of the interest of such Defaulting Stockholder in the Company, or the dissolution of the Company.

         11.7 Subsequent Issuances, Purchases and Parties. All Securities that are issued to or purchased by any Stockholder after the date hereof, including, without limitation, any obtained by exercise of any warrant or stock option granted hereafter, shall become immediately subject to the terms of this Agreement without further action by the parties to this Agreement. Any subsequent transferee or acquirer of Securities may become a party to this Agreement by entering into a written joinder agreement with the Company, in form acceptable to the Company, providing for such transferee or acquirer to be subject to the terms and conditions of this Agreement and to be bound by all of the provisions hereof.

         11.8 Stock Dividends. If, from time to time, during the term of this Agreement there is any stock dividend, stock split or similar other change in the character or amount of any of the outstanding Securities, then in such event any and all such new, substituted or additional securities to which the Stockholders are entitled by reason of their ownership of Securities shall be immediately subject to the terms of this Agreement as "Securities" with the same force and effect as the shares of capital stock presently subject to this Agreement.

         11.9 Lock-Up Agreements. In the event the Company initiates a Qualified Initial Public Offering, each Stockholder agrees to use commercially reasonable efforts and to cooperate with the underwriter selected by the Company to complete such offering, including executing a customary underwriting agreement and customary lock-up provisions for an offering in the Company's industry. "Qualified Initial Public Offering" shall mean the underwritten offer and sale of Common Stock to the public yielding net proceeds to the Company of at least $20,000,000.00; and at a per share price equal to or greater than $2.40 per share, as adjusted for stock dividends, stock splits or similar changes in the character or amount of any of the outstanding Securities.

         11.10 Notices. Any notice, demand, election or request required or permitted to be given pursuant to the terms of this Agreement shall be in writing and shall be deemed effectively given upon personal delivery (including by nationally-recognized overnight carrier) or upon confirmed delivery by facsimile or telecopy, or on the third (3rd) day following mailing by registered or certified mail, return receipt requested, postage prepaid, and addressed to the parties at the addresses set forth below their signatures at the end of this Agreement or such other address as a party may request by notifying the other parties in writing.

         11.11 Severability. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, the parties hereto waive any provision of law that renders any such provision prohibited or unenforceable in any respect.

         11.12 Gender. Any pronoun used herein shall be deemed to cover all genders.

         11.13 Titles. The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         11.14 Governing Law. This Agreement shall be governed by the provisions of the law of the State of Delaware.

         11.15 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the Company, PracticeWorks and Zila have executed and delivered this Agreement as of the day and year first above written.

                                    COMPANY:

                                    PracticeWares, Inc.



                                    By:    /s/ Gregory Jones
                                        --------------------------------------
                                    Name:  Gregory Jones
                                          ------------------------------------
                                    Its:   President
                                         -------------------------------------

                                    Address: c/o ProLog Logistics, Inc.
                                             7345 Mission Gorge Road, Suite G
                                             San Diego, California  92120



                                    PRACTICEWORKS:

                                    PracticeWorks, Inc.


                                    By:    s/s James C. Davis
                                        --------------------------------------
                                    Name:  James C. Davis
                                          ------------------------------------
                                    Its:   Executive Vice-President
                                         -------------------------------------

                                    Address: 1765 The Exchange, Suite 400
                                             Atlanta, Georgia  30339

                                    ZILA:

                                    Ryker Dental of Kentucky, Inc.


                                    By:    s/s Bradley Anderson
                                        --------------------------------------
                                    Name:  Bradley Anderson
                                          ------------------------------------
                                    Its:   Treasurer
                                         -------------------------------------

                                    Address: c/o Zila, Inc.
                                             5227 North 7th Street
                                             Phoenix, Arizona  85014